UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21471

Nuveen Tax-Advantaged Total Return Strategy Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 December 2019

Nuveen Closed-End Funds

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences.” Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Chair’s Letter to Shareholders

Dear Shareholders,

Financial markets finished 2019 on a high note, despite the challenges of a weak start to the year, a slower global economy and heightened geopolitical risks. While global manufacturing languished, consumers remained resilient amid tight labor markets, growing wages and tame inflation. Global business sentiment, however, was less optimistic due to trade frictions and weaker global demand. Across advanced economies growth in corporate profits and earnings was subdued in 2019. Nevertheless, the Federal Reserve’s (Fed) pivot to easing monetary conditions, along with liquidity provided by other central banks around the world, provided confidence that the economic cycle could be extended. Additionally, the year ended with a reduction in trade tensions and Brexit uncertainty, although the next phase of U.S.-China trade negotiations are expected to be more challenging and the U.K. has a relatively short transition window in which to redefine its relationship with the European Union.

We continue to anticipate muted economic growth and increased market volatility this year. The U.S. economy held steady in the second half of 2019, although growth for the year overall moderated from 2018’s pace. Consumer confidence remains underpinned by low unemployment and modest wage growth. Looser financial conditions, in part driven by the Fed’s three interest rate cuts in 2019, have revived momentum in the housing market and should continue to encourage borrowing by consumers and businesses. Although consumer spending in Europe and Japan, like in the U.S., has remained supported by jobs growth and rising wages, economic growth there appears more fragile. The COVID-19 coronavirus outbreak poses a new downside risk to the global economy, as disruptions to both demand and production ripple through global supply chains. We are closely monitoring the situation.

At Nuveen, we still see investment opportunities in the maturing economic environment, but we are taking a selective approach. If you’re concerned about where the markets are headed from here, we encourage you to work with your financial advisor to review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

February 21, 2020

Portfolio Managers’ Comments

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

The Fund features portfolio management by two affiliates of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. The Fund’s investments in dividend-paying common and preferred stocks and call options written are managed by NWQ Investment Management Company, LLC (NWQ), while the Fund’s investments in senior corporate loans and other debt instruments are managed by Symphony Asset Management LLC (Symphony). James T. Stephenson, CFA, Managing Director of NWQ, along with Thomas J. Ray, CFA, and Susi Budiman, CFA, manage the NWQ portion of the Fund. Scott Caraher and Jenny Rhee manage the Symphony portion of the Fund.

On May 23, 2019, Jenny Rhee was added as a portfolio manager to the Symphony portion of the Nuveen Tax-Advantaged Total Return Strategy Fund.

Here the portfolio management team reviews U. S. economic and domestic and global markets and their management strategies and the performance of the Fund for the twelve-month reporting period ended December 31, 2019.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2019?

The U.S. economy reached the tenth year of expansion since the previous recession ended in June 2009, marking the longest expansion in U.S. history. In the fourth quarter of 2019, gross domestic product (GDP) grew at an annualized rate of 2.1%, according to the “advance” estimate by the Bureau of Economic Analysis. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. In the final months of the year, the economy was boosted by moderate consumer spending, along with positive contributions from government spending and trade, which offset weakness in business investment. For 2019 as a whole, U.S. GDP grew 2.3%, a decline from 2.9% in 2018 and the slowest pace since 2016.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.5% in December 2019 from 3.9% in December 2018 and job gains averaged around 176,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 2.9% in December 2019. However, inflation remained subdued. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 2.3% over the twelve-month reporting period ended December 31, 2019 before seasonal adjustment.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, despite declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.5% year-over-year in November 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.0% and 2.6%, respectively.

As data pointed to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. Although the Fed had indicated in December 2018 that there could be two more rate hikes in 2019, global growth concerns kept the central bank on the sidelines. As expected by the markets, the Fed left rates unchanged throughout the first half of 2019 while speculation increased that the Fed’s next move would be a rate cut. At the July 2019, September 2019 and October 2019 policy committee meetings, the Fed announced a 0.25% cut to its main policy rate. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing.

During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns, most prominently the U.S.-China relations. After several rounds of talks, escalating rhetoric from both sides and a series of tariff increases, tensions appeared to ease in the later months of 2019. The U.S. and China signaled their agreement on a partial trade deal, which included rolling back some tariffs, increasing China’s purchases of U.S. agriculture products and the consideration of intellectual property, technology and financial services rights. (Subsequent to the close of the reporting period, the “phase one” deal was signed on January 15, 2020.) While much of the focus remained on the U.S.-China relationship, trade spats between the U.S. and Mexico, the European Union, Brazil and Argentina also arose throughout the period. More than a year after the three countries signed onto the U.S., Mexico and Canada Agreement (USMCA) trade deal, which replaces the North American Free Trade Agreement, the U.S. House of Representatives approved the deal in December 2019 (and, subsequent to the close of the reporting period, the Senate voted in January 2020 to approve it). Global manufacturing and export data continued to show evidence of trade-related slumps, which increased worries that the slowdown would spread into other segments of the global economy.

The Brexit saga also appeared to make a breakthrough by the end of 2019. After former Prime Minister Theresa May was unable to secure a Brexit deal by the original March 29, 2019 deadline, she resigned as of June 7, 2019. When her successor, Boris Johnson, failed to meet the EU’s first deadline extension of October 31, 2019, the EU approved a “flextension” to January 31, 2020. A U.K. general election was scheduled for December 2019, wherein the Conservative Party won a large majority and bolstered Prime Minister Johnson’s mandate to get Brexit done. A few days later, the British Parliament passed the Brexit Bill. In Italy, investors worried about another potential budget clash between the eurosceptic coalition government and the EU. However, following the unexpected resignation of the prime minister in August 2019, the newly formed coalition government appeared to take a less antagonistic stance. Europe also contended with the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey.

Elsewhere, anti-government protests erupted across Latin America, Hong Kong and Lebanon during 2019, and Venezuela’s economic and political crisis deepened. In Argentina, markets were shocked by the defeat of incumbent President Macri, prompting concerns about the economic policies favored by the incoming Fernandez administration. Brazil’s Bolsonaro administration achieved a legislative win on pension reform and kept the economy on a path of modest growth. Europe’s traditional centrist parties lost seats in the May 2019 Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.

Equity markets experienced solid gains capping off an impressive reporting period. The Russell 1000® Value Index returned 26.52% for the reporting period its best annual return since 2013. The performance can largely be attributed to the steep sell-off in December 2018 creating a lower base starting point for 2019 and the change to a more accommodative Fed monetary policy with the Fed reversing from raising rates to lowering rates three times. Information technology was the best performing sector of the Index during the reporting period, while energy was the worst performing sector during the reporting period. International markets also had a strong reporting period. The MSCI EAFE Index gained 22.01% and MSCI Emerging Markets Index gained 18.90% for the reporting period.

The preferred market’s 2019 return was the best in a decade, only beaten by the post-financial crisis snap back in 2009. Preferreds performed well throughout the reporting period as investors sought incremental yield and income to offset historically low global interest rates. New issuance for 2019 was approximately $100.6 billion, which made 2019 the second best year since the Financial Crisis for preferred new issuance. Preferreds outperformed both high yield bonds and investment grade bonds.

For the twelve-month reporting period, the U.S. senior loan market, as measured by the Credit Suisse Leveraged Loan Index (“the Index”), generated positive returns each quarter and a solid return of 8.17% for the reporting period. The performance reflected investors’ positive sentiment towards accommodative monetary policy, solid corporate fundamentals with low default rates, as well as good U.S. economic growth.

Despite ongoing geopolitical uncertainties, the U.S.-China trade war took many turns during the course of the reporting period, particularly in May, August and October 2019, creating periodic volatility in the capital markets as investors’ anxiety over a resolution heightened. Market reaction was most notable in energy prices, with the West Texas Intermediate (WTI) crude oil price tumbling 14.6% in May 2019 due to perceived disruption in long-term global demand. Further exacerbating market volatility was the increased likelihood of a “Hard-Brexit” after Theresa May’s resignation as U.K.’s prime minister in July 2019.

Amid global uncertainties, the Fed cut interest rates three times during the course of 2019. While such moves created outflows in loan mutual funds and exchange-traded funds), it provided support to capital markets and boosted risk asset returns. Additionally, loan issuance declined as most issuers took advantage of investors’ demand for high yield bonds. In terms of defaults, the default rate including distressed exchanges increased 44 basis points to 2.18%, well below the historical average of 3.07%.

What key strategies were used to manage the Fund during this twelve-month reporting period ended December 31, 2019?

The Fund is designed to seek a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. In pursuit of this objective, the Fund invests a substantial majority of its assets in common and preferred stocks whose dividends qualify for reduced income tax treatment. The Fund also invests a portion of its assets in senior loans to generate additional income and help mitigate the potential net asset value and income volatility of the Fund’s leverage structure due to changes in long-term and short-term interest rates. In an effort to achieve this, the Fund invests at least 60% in common stocks whose dividends may be eligible for favorable income tax treatment. The Fund also invests to a more limited extent in preferred stocks, which can range from a minimum of 5% to a maximum of 20%, that are eligible to pay tax-advantaged dividends, as well as 20% in senior loans and other debt instruments.

NWQ Key Strategies

For the common and preferred equity portion of the Fund’s portfolio, NWQ continued to employ an opportunistic, bottom-up strategy that focused on identifying undervalued companies possessing favorable risk/reward characteristics as well as what it thought were emerging catalysts that could unlock value or improve profitability. These catalysts

Portfolio Managers’ Comments (continued)

included management changes, restructuring efforts, recognition of hidden assets and/or a positive change in the underlying fundamentals. NWQ also focused on downside risk management and paid a great deal of attention to a company’s balance sheet and cash flow statement, not just the income statement. NWQ believes that cash flow analysis offers a more objective picture of a company’s financial position than an evaluation based on earnings alone.

Within the global equity income strategy managed by NWQ, up to 70% of the Fund’s managed assets can be invested in non-U.S. issues of any currency, including up to 20% in emerging market countries. JTA’s investment objective is to achieve a high level of after-tax total return, consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund seeks to obtain a dividend yield above the MSCI World Index and employs a value based approach in our bottom up analysis. NWQ looks for attractive absolute valuation, positive risk/ reward with downside risk management and catalysts that can drive a positive revaluation of companies.

Symphony Key Strategies

In the senior loan and other debt portion of the Fund’s portfolio, Symphony continued to manage and monitor senior loan market risks. The overall macroeconomic backdrop during the reporting period remained supportive of the leveraged loan asset class. The Fund’s capital remained invested in issuers with strong credit profiles among non-investment grade debt, while offering attractive current income and yield. Fundamentally, Symphony feels that many of these companies have stable businesses, good asset coverage for senior debt holders and could perform well in a stable to slow growth environment.

How did the Fund perform during this twelve-month reporting period ended December 31, 2019?

The table in the Performance Overview and Holding Summaries section of this report provides total returns for the one-year, five-year and ten-year periods ended December 31, 2019. The Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. For twelve-month reporting period December 31, 2019, the Fund’s common share at NAV underperformed the S&P 500® Index, but outperformed its secondary Blended Benchmark.

NWQ

The equity portion of the Fund’s portfolio, managed by NWQ contributed to the Fund’s performance on an absolute basis, but underperformed the broader equity market, as measured by the MSCI World Index. The health care, information technology and utilities sectors were the largest contributors. This was offset by security selection in the financials, consumer staples and materials sectors. Geographically, performance benefited from an allocation to Japan and greater allocation to the emerging markets. Investments in the United States, Europe excluding the United Kingdom and the Pacific excluding Japan lagged and were a headwind for the Fund’s relative return for the reporting period.

Individual holdings that positively contributed to performance included financial sector holding, Citigroup Inc. Citigroup outperformed alongside most large banks as the company benefited from an improved earnings outlook. The company continues to generate operating leverage and benefit from scale, allowing the company to continue compounding book value faster than peers. Also contributing to performance was Deutsche Post AG, which performed well as 2019 third quarter results showed improved operating performance across all divisions. The company appears well positioned to beat the 2020 guidance they had laid out in their turnaround plan. This looked aspirational when they first put it out. An improving economic backdrop and secular growth in e-commerce should continue to drive Deutsch Post’s results going forward. Lastly, Nintendo Co. Ltd. positively contributed to performance as optimism over switch hardware sales rose. Nintendo announced a partnership with Tencent to begin distributing the Nintendo Switch in China at a future date and the company forecasted hardware unit sales of 18 million in Fiscal 2020, an increase of 1 million units year-over-year.

Several individual holdings detracted from portfolio performance, particularly from our financial sector holdings. AIB Group PLC has had difficulty reducing costs prior to Brexit thereby increasing its overall earnings risk. Company valuation, capital return and a strong balance sheet are reasons the Fund continues holding the stock. NWQ reduced its exposure in the company given the earnings downgrades and continue to monitor the company. Challenger Limited/Australia also detracted from performance coming off a weak fourth quarter 2018 in which the company lowered earnings expectations due to lower volume growth, lower yield on its investment portfolio and regulatory uncertainty regarding annuities. We eliminated the position during the reporting period. Lastly, energy sector holding Equitrans Midstream Corp. was another top detractor. The company’s stock lagged on increased concerns around leverage, payout sustainability and ability to navigate a challenging 2020 if the Mountain Valley Pipeline project remained in regulatory limbo. We eliminated the position during the reporting period.

For the preferred portion managed by NWQ, all of NWQ’s industry holdings contributed to performance, with the banking, industrials and insurance sectors contributing the most for the reporting period on an absolute basis.

Several individual positions contributed to absolute performance, including the preferred stock of Discover Financial Services. Discover’s preferred stock rebounded during the reporting period after underperforming. Initially, investors were concerned over the credit trends in the credit card space given the current stage of the economic cycle. Nevertheless, Discover turned in strong quarterly results with solid revenue and loan growth, along with encouraging asset quality trends. In addition, General Electric Co preferred stock was a top contributor to performance. Spreads of the General Electric preferred stock tightened significantly during the reporting period as management monetized a portion of its Wabtec Corporation stake and announced the sale of BioPharma to Danaher, as it continued to execute its deleveraging plan. Lastly, Citigroup 6.25% fixed to floating preferred contributed to performance. Citigroup remains a solid overall credit and has made good progress on cost cutting initiatives to close the profitability gap with peers. The preferred offered an attractive spread pick up versus its senior/subordinated notes and remain wide versus the preferreds of its peers.

Several holdings detracted from absolute performance, including the preferred stock of Centerpoint Energy Inc. Shares fell sharply after the Public Utilities Commission of Texas (PUCT) discussed Centerpoint Energy’s outstanding Houston electric rate case that indicated a lower than expected return on equity. Investors expected that there would be potential for significant equity needs if the final decision is in line with what the PUCT discussed. The Fund continues to hold Centerpoint Energy. Given the decline in interest rates, PartnerRe preferred stock detracted from performance as the shorter duration of the preferred limited its upside potential. The PartnerRe preferred stock was redeemed by the issuer during the reporting period. Also detracting from performance were the preferred shares of Federal Agricultural Mortgage Corporation. The Federal Agricultural Mortgage Corporation preferred shares were redeemed by the issuer during the reporting period.

Symphony

The senior loan portfolio managed by Symphony was positive on a total return basis during the reporting period, outperforming the broader loan market as measured by the Credit Suisse Leveraged Loan Index.

The senior loan portfolio of the Fund is invested predominantly in first-lien, senior secured corporate loans. Symphony generally focuses on issuers that have strong asset coverage, defensible businesses, and larger loan facilities that offer better secondary market liquidity. The loan portfolio of the Fund was conservatively positioned throughout the reporting period, favoring higher quality loans. The investment team believed that while credit fundamentals remained sound, the binary outcome of major macro events (U.S.-China trade, Brexit, etc.) increased the potential for downside volatility in the loan market. Being more conservatively positioned, the strategy generally attributed positively during the first three quarters of the reporting period, as investors’ concerns around macro risks and global growth were elevated. However, the positioning was less advantageous in the fourth quarter 2019 when major macro risks subsided and risk assets generally rallied.

Portfolio Managers’ Comments (continued)

In addition to the credit allocation described above, the loan portfolio’s active underweight in energy and issuer selection within media/telecom and information technology sectors contributed positively to performance. Within the media/telecom sector, notable attributors included the Spanish-language media operator Univision Communications and CenturyLink Inc. Within the information technology sector, examples of solid issue selection included loans of SS&C Technologies, Inc. and Micro Focus International PLC. The Fund continues to hold these positions.

Partially offsetting the benefit of the Fund’s underweight in energy was disappointing issuer selection within the sector. Notably, Fieldwood Energy LLC was a top detractor for the Fund. In addition to the negative impact from lower oil and gas prices throughout 2019, loans of Fieldwood were lower in the fourth quarter 2019 due to technical headwinds from a large asset manager reducing its exposure to the loan. Also the Fund’s exposure to equities received from re-organizations moderately detracted from performance. The Fund continues to hold its position in Fieldwood Energy LLC.

Fund Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund’s common shares relative to its comparative benchmarks was the Fund’s use of leverage through bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their all-time lows after the 2007-2009 financial crisis, which has contributed to a reduction in common share net income and long-term total return potential, leverage nevertheless continues to provide the opportunity for incremental common share income. Management believes that the potential benefits from leverage continue to outweigh the associated increase in risk and volatility previously described.

The Fund’s use of leverage had a positive impact on total return performance during this reporting period.

The Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. The swap contracts had a negative impact on total return performance during this reporting period.

As of December 31, 2019, the Fund’s percentages of leverage are as shown in the accompanying table.

JTA
Effective Leverage*	30.26%
Regulatory Leverage*	30.26%
*

Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. The Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of the Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2019	Draws	Paydowns	December 31, 2019	Average Balance Outstanding	Draws	Paydowns	February 27, 2020
$72,500,000	$3,400,000	$ —	$75,900,000	$72,546,575	$ —	$ —	$75,900,000

Refer to Notes to Financial Statements, Note 9 – Borrowing Arrangements for further details.

Common Share Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of December 31, 2019, the Fund’s fiscal and tax year end, and may differ from previously issued distribution notifications. The Fund’s distribution levels may vary over time b as ed on the Fund’s investment activities and portfolio investment value changes.

The Fund has adopted a managed distribution program. The goal of the Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•

The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•

Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•

A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•

Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, these estimates may differ from both the tax information reported to you in the Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time periods were sufficient to meet its distributions.

Data as of December 31, 2019

	Per Share Regular Distributions							Annualized Total Return on NAV
Inception Date	Latest Quarter	Total Current Year	Total Current Year Net Investment Income	Total Current Year Net Realized Gain/Loss	Current Unrealized Gain/Loss	Current Distribution Rate on NAV[1,3]	Actual Full Year Distribution Rate on NAV[2,3]	1-Year	5-Year
01/2004	$0.2400	$0.9600	$0.4197	$(0.1068)	$2.2498	7.60%	7.60%	26.86%	5.39%

[1]	Current distribution per share, annualized, divided by the NAV per share on the stated date.
[2]	Actual total per share distributions made during the full fiscal year, divided by the NAV per share on the stated date.
[3]

Each distribution rate represents a “managed distribution” rate. For this Fund, at least in the just completed fiscal year, distributions were predominately comprised of sources other than net investment income, as shown in the table immediately below.

The following table provides the Fund’s distribution sources as of December 31, 2019.

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of December 31, 2019

Fiscal Year Source of Distribution			Fiscal Year Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital[1]	Distributions	Net Investment Income	Realized Gains	Return of Capital[1]
47.90%	0.00%	52.10%	$0.9600	$0.4598	$0.0000	$0.5002

[1]

Return of capital may represent unrealized gains, return of shareholder's principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

CHANGE IN METHOD OF PUBLISHING NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

Beginning on or about November 1, 2019, the Nuveen Closed-End Funds will be discontinuing the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders will be posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).

COMMON SHARE REPURCHASES

During August 2019, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2019, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JTA
Common shares cumulatively repurchased and retired	122,745
Common shares authorized for repurchase	1,385,000

During the current reporting period, the Fund did not repurchase any of its outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of December 31, 2019, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JTA
Common share NAV	$12.63
Common share price	$12.07
Premium/(Discount) to NAV	(4.43)%
12-month average premium/(discount) to NAV	(4.24)%

Risk Considerations and Investment Policy Updates

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/JTA.

Investment Policy Updates

Change in Investment Policy

The Fund has recently adopted the following policy regarding limits to investments in illiquid securities:

While there are no such limits imposed by applicable regulations, certain Nuveen Closed-End Funds formerly had investment policies that placed limits on the Fund’s ability to invest in illiquid securities. All exchange-listed Nuveen Closed-End Funds now have no formal limit on their ability to invest in such illiquid securities, but the Fund’s portfolio management team will monitor such investments in the regular, overall management of the Fund’s portfolio securities.

THIS PAGE INTENTIONALLY LEFT BLANK

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund Performance Overview and Holding Summaries as of December 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
JTA at Common Share NAV	26.86%	5.39%	8.83%
JTA at Common Share Price	29.05%	6.68%	9.85%
Blended Benchmark[1]	21.32%	7.09%	9.35%
S&P 500® Index	31.49%	11.70%	13.56%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

1

The Blended Benchmark consists of: 1) 72% of the return of the MSCI World Index, 2) 8% of the return of the BofAML DRD (dividends received deduction) Eligible Preferred Securities Index and 3) 20% of the return of the Credit Suisse Leveraged Loan Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	102.0%
Variable Rate Senior Loan Interests	24.2%
$25 Par (or similar) Retail Preferred	5.6%
$1,000 Par (or similar) Institutional Preferred	5.3%
Convertible Preferred Securities	2.9%
Structured Notes	1.5%
Corporate Bonds	0.1%
Common Stock Right	0.0%
Warrants	0.0%
Repurchase Agreements	1.6%
Investment Companies	1.2%
Other Assets Less Liabilities	(1.0)%
Net Assets Plus Borrowings	143.4%
Borrowings	(43.4)%
Net Assets	100%

Portfolio Credit Quality

(% of total fixed-income investments)

A	0.8%
BBB	31.1%
BB or Lower	58.8%
N/R (not rated)	9.3%
Total	100%

Portfolio Composition

(% of total investments)

Banks	13.8%
Pharmaceuticals	8.6%
Insurance	7.0%
Oil, Gas & Consumable Fuels	6.9%
Software	4.9%
Capital Markets	4.5%
Multi-Utilities	3.8%
Media	3.4%
Diversified Telecommunication Services	3.0%
Semiconductors & Semiconductor Equipment	3.0%
Airlines	2.3%
Air Freight & Logistics	2.2%
Entertainment	2.2%
Technology Hardware, Storage & Peripherals	2.2%
Hotels, Restaurants & Leisure	2.1%
Wireless Telecommunication Services	1.9%
Equity Real Estate Investment Trust	1.8%
Chemicals	1.7%
Trading Companies & Distributors	1.6%
Biotechnology	1.5%
Repurchase Agreements	1.1%
Investment Companies	0.8%
Other	19.7%
Total	100%

Top Five Issuers

(% of total investments)

Citigroup Inc	2.9%
Enterprise Products Parners LP	2.8%
GlaxoSmithKline PLC	2.3%
Deutsche Post AG	2.3%
Delta Air Lines Inc	2.1%

Country Allocation

(% of total investments)

United States	55.8%
Germany	9.6%
Japan	8.1%
United Kingdom	6.5%
France	4.6%
South Korea	2.9%
Bermuda	2.2%
Spain	2.2%
Netherlands	1.7%
Other	6.4%
Total	100%

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Nuveen Tax-Advantaged Total Return Strategy Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Nuveen Tax-Advantaged Total Return Strategy Fund (the Fund), including the portfolio of investments, as of December 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

February 27, 2020

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund Portfolio of Investments December 31, 2019

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 141.6% (98.1% of Total Investments)

	COMMON STOCKS – 102.0% (70.7% of Total Investments)

	Aerospace & Defense – 0.8%

14,000	Thales SA, (2)	$1,456,767

	Air Freight & Logistics – 3.3%

149,805	Deutsche Post AG, (2)	5,696,208

	Airlines – 3.1%

92,382	Delta Air Lines Inc, (3)	5,402,499

	Banks – 13.8%

885,786	AIB Group PLC	3,086,078
85,305	Bank of America Corp	3,004,442
63,945	Bank of NT Butterfield & Son Ltd, (3)	2,367,244
81,400	Citigroup Inc, (3)	6,503,046
334,707	ING Groep NV, Sponsored ADR, (3)	4,033,219
22,432	JPMorgan Chase & Co	3,127,021
1,853,130	Unicaja Banco SA,144A, (4)	2,012,139
	Total Banks	24,133,189

	Biotechnology – 1.8%

47,821	Gilead Sciences Inc, (3)	3,107,409

	Capital Markets – 4.9%

67,180	AURELIUS Equity Opportunities SE & Co KGaA, (2)	2,937,416
552,060	Daiwa Securities Group Inc, (2)	2,787,025
181,660	Deutsche Boerse AG, ADR, (2), (3)	2,830,263
	Total Capital Markets	8,554,704

	Chemicals – 1.9%

50,581	DuPont de Nemours Inc	3,247,300

	Diversified Telecommunication Services – 3.5%

53,652	Nippon Telegraph & Telephone Corp, ADR, (2)	2,709,426
236,194	Telefonica Brasil SA, (2)	3,413,851
	Total Diversified Telecommunication Services	6,123,277

	Electric Utilities – 1.6%

59,120	FirstEnergy Corp, (3)	2,873,232

	Electrical Equipment – 1.7%

31,200	Eaton Corp PLC, (3)	2,955,264

	Energy Equipment & Services – 0.0%

3,683	Transocean Ltd	25,339

	Entertainment – 2.9%

12,808	Nintendo Co Ltd, (2)	5,122,689

	Equity Real Estate Investment Trust – 2.1%

121,250	MGM Growth Properties LLC	3,755,112

	Health Care Providers & Services – 0.0%

6,594	Millennium Health LLC, (2), (4)	40
6,140	Millennium Health LLC, (4), (5)	6,779
5,767	Millennium Health LLC, (4), (5)	5,790
	Total Health Care Providers & Services	12,609

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued)
Portfolio of Investments December 31, 2019

Shares	Description (1)	Value

	Household Durables – 1.5%

125,800	Sekisui House Ltd, (2)	$2,686,440

	Household Products – 1.2%

20,940	Henkel AG & Co KGaA, (2)	2,163,112

	Industrial Conglomerates – 1.6%

20,895	Siemens AG, (2)	2,728,710

	Insurance – 8.8%

69,903	Ageas, (2)	4,133,545
111,139	Allianz SE, Sponsored ADR, (2), (3)	2,690,675
63,435	CNA Financial Corp, (3)	2,842,522
126,990	Old Republic International Corp	2,840,766
14,405	RenaissanceRe Holdings Ltd, (3)	2,823,668
	Total Insurance	15,331,176

	Machinery – 1.5%

113,300	Komatsu Ltd, (2)	2,719,363

	Marine – 0.0%

262	HGIM Corp, (2), (4)	2,555

	Media – 1.8%

24,326	Clear Channel Outdoor Holdings Inc, (4)	69,572
5,025	Cumulus Media Inc, (4)	88,289
10,344	iHeartMedia Inc, (4)	174,814
2,099	Metro-Goldwyn-Mayer Inc, (2), (4)	159,524
3,185	Tribune Co, (5)	702
62,800	ViacomCBS Inc	2,635,716
	Total Media	3,128,617

	Multi-Utilities – 3.8%

301,901	National Grid PLC, (2)	3,772,906
107,586	Veolia Environnement SA, (2)	2,862,686
	Total Multi-Utilities	6,635,592

	Oil, Gas & Consumable Fuels – 9.7%

32,354	Chevron Corp, (14)	3,898,980
251,640	Enterprise Products Partners LP, (3)	7,086,182
145,777	Equitrans Midstream Corp	1,947,581
72,589	TOTAL SA, Sponsored ADR	4,014,172
	Total Oil, Gas & Consumable Fuels	16,946,915

	Pharmaceuticals – 12.0%

57,713	AstraZeneca PLC, Sponsored ADR, (3)	2,877,570
36,410	Bayer AG, (2)	2,960,009
58,615	Bristol-Myers Squibb Co	3,762,497
126,210	GlaxoSmithKline PLC, Sponsored ADR, (3)	5,930,608
52,775	Roche Holding AG, Sponsored ADR, (2), (3)	2,145,832
33,145	Sanofi, (2)	3,328,667
	Total Pharmaceuticals	21,005,183

	Real Estate Management & Development – 0.9%

452,850	Great Eagle Holdings Ltd, (2)	1,525,835

	Semiconductors & Semiconductor Equipment – 3.7%

9,118	Broadcom Inc	2,881,470
77,920	Cypress Semiconductor Corp	1,817,874
82,690	Infineon Technologies AG, (2)	1,868,326
	Total Semiconductors & Semiconductor Equipment	6,567,670

Shares	Description (1)						Value

	Software – 4.8%

29,306	Microsoft Corp, (3)						$4,621,556
70,370	Oracle Corp						3,728,203
	Total Software						8,349,759

	Specialty Retail – 1.7%

1,034,780	Kingfisher PLC, (2)						2,978,850

	Technology Hardware, Storage & Peripherals – 1.8%

79,000	Samsung Electronics Co Ltd, (2)						3,092,996

	Tobacco – 1.3%

27,125	Philip Morris International Inc						2,308,066

	Trading Companies & Distributors – 2.1%

208,700	Mitsui & Co Ltd, (2)						3,709,751

	Wireless Telecommunication Services – 2.4%

178,270	SK Telecom Co Ltd, Sponsored ADR						4,119,820
	Total Common Stocks (cost $147,323,661)						178,466,008

Principal Amount (000)	Description (1)	Coupon (6)	Reference Rate (6)	Spread (6)	Maturity (7)	Ratings (8)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 24.2% (16.8% of Total Investments) (6)

	Aerospace & Defense – 0.3%

$483	Transdigm, Inc., Term Loan F	4.299%	1-Month LIBOR	2.500%	6/09/23	Ba3	$485,047

	Airlines – 0.3%

485	American Airlines, Inc., Term Loan B	3.740%	1-Month LIBOR	2.000%	12/14/23	BB+	487,360

	Auto Components – 0.1%

150	Johnson Controls Inc., Term Loan B	5.305%	1-Month LIBOR	3.500%	4/30/26	Ba3	150,420

	Beverages – 0.2%

418	Jacobs Douwe Egberts, Term Loan B	3.750%	1-Month LIBOR	2.000%	11/01/25	Ba1	420,292

	Biotechnology – 0.4%

625	Grifols, Inc., Term Loan B, First Lien	3.740%	1-Month LIBOR	2.000%	11/15/27	BB+	631,087

	Building Products – 0.4%

232	Advanced Drainage Systems, Term Loan B	4.000%	1-Month LIBOR	2.250%	7/31/26	Ba1	234,658
432	Quikrete Holdings, Inc., Term Loan B	4.549%	1-Month LIBOR	2.750%	11/15/23	BB–	434,834
664	Total Building Products						669,492

	Capital Markets – 0.3%

460	RPI Finance Trust, Term Loan B6	3.799%	1-Month LIBOR	2.000%	3/27/23	BBB–	464,233

	Chemicals – 0.7%

643	Axalta Coating Systems, Term Loan, First Lien	3.695%	3-Month LIBOR	1.750%	6/01/24	BBB–	645,830
390	H.B. Fuller Company, Term Loan B	3.765%	1-Month LIBOR	2.000%	10/22/24	BB+	391,492
118	Mineral Technologies, Inc., Term Loan B2	4.750%	N/A	N/A	5/07/21	BB+	118,589
1,151	Total Chemicals						1,155,911

	Commercial Services & Supplies – 0.8%

510	Formula One Group, Term Loan B	4.299%	1-Month LIBOR	2.500%	2/01/24	B+	512,984
499	GFL Environmental, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	500,380
100	Sabert Corporation, Initial Term Loan	6.250%	1-Month LIBOR	4.500%	12/10/26	B	101,042
216	Trans Union LLC, Term Loan B5	3.549%	1-Month LIBOR	1.750%	11/16/26	BB+	217,283
42	West Corporation, Incremental Term Loan B1	5.427%	3-Month LIBOR	3.500%	10/10/24	B2	35,462
1,367	Total Commercial Services & Supplies						1,367,151

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued)
Portfolio of Investments December 31, 2019

Principal Amount (000)	Description (1)	Coupon (6)	Reference Rate (6)	Spread (6)	Maturity (7)	Ratings (8)	Value

	Communications Equipment – 0.8%

$457	Avaya, Inc., Term Loan B	5.990%	1-Month LIBOR	4.250%	12/15/24	B	$449,314
396	CommScope, Inc., Term Loan B	5.049%	1-Month LIBOR	3.250%	4/06/26	Ba3	399,309
527	Univision Communications, Inc., Term Loan C5	4.549%	1-Month LIBOR	2.750%	3/15/24	B	521,644
1,380	Total Communications Equipment						1,370,267

	Consumer Finance – 0.2%

367	Verscend Technologies, Tern Loan B	6.299%	1-Month LIBOR	4.500%	8/27/25	B+	370,278

	Containers & Packaging – 0.2%

349	Berry Global, Inc., Term Loan W	3.715%	1-Month LIBOR	2.000%	10/01/22	BBB–	351,106

	Diversified Consumer Services – 0.1%

247	Refinitiv, Term Loan B	5.049%	1-Month LIBOR	3.250%	10/19/25	B	249,913

	Diversified Financial Services – 0.8%

236	Fly Funding II S.a r.l., Replacement Term Loan	3.650%	3-Month LIBOR	1.750%	8/09/25	BBB–	237,003
500	Genesee & Wyoming Inc., Term Loan, First Lien	3.906%	3-Month LIBOR	2.000%	11/06/26	BB	505,445
338	Lions Gate Entertainment Corp., Term Loan B	4.049%	1-Month LIBOR	2.250%	3/24/25	Ba2	337,896
249	Travelport LLC, Term Loan B	6.945%	3-Month LIBOR	5.000%	5/29/26	B+	233,914
1,323	Total Diversified Financial Services						1,314,258

	Diversified Telecommunication Services – 0.9%

980	CenturyLink, Inc., Term Loan B	4.549%	1-Month LIBOR	2.750%	1/31/25	BBB–	985,513
40	Intelsat Jackson Holdings, S.A., Term Loan B4	6.432%	6-Month LIBOR	4.500%	1/02/24	B1	40,443
64	Intelsat Jackson Holdings, S.A., Term Loan B5	6.625%	N/A	N/A	1/02/24	B1	64,995
495	Numericable Group S.A., Term Loan B13	5.740%	1-Month LIBOR	4.000%	8/14/26	B	496,908
1,579	Total Diversified Telecommunication Services						1,587,859

	Electric Utilities – 0.2%

366	Vistra Operations Co., Term Loan B3	3.537%	1-Month LIBOR	1.750%	12/13/25	BBB–	368,253

	Entertainment – 0.3%

499	AMC Entertainment, Inc., Term Loan B	4.800%	1-Month LIBOR	3.000%	4/22/26	Ba2	503,375

	Equity Real Estate Investment Trust – 0.5%

320	Communications Sales & Leasing, Inc., Shortfall Term Loan	6.799%	1-Month LIBOR	5.000%	10/24/22	Caa1	314,858
529	MGM Growth Properties, Term Loan B	3.799%	1-Month LIBOR	2.000%	3/21/25	BB+	532,023
849	Total Equity Real Estate Investment Trust						846,881

	Food & Staples Retailing – 0.5%

260	Albertson’s LLC, Term Loan B7	4.549%	1-Month LIBOR	2.750%	11/17/25	BB	262,741
567	US Foods, Inc., New Term Loan	3.549%	1-Month LIBOR	1.750%	6/27/23	BB+	569,747
827	Total Food & Staples Retailing						832,488

	Food Products – 0.1%

249	B&G Foods Inc., Term Loan, First Lien	4.299%	1-Month LIBOR	2.500%	10/10/26	BB	251,869

	Health Care Providers & Services – 1.1%

60	Air Medical Group Holdings, Inc., Term Loan B	5.035%	1-Month LIBOR	3.250%	4/28/22	B1	59,204
230	Brightspring Health, Term Loan B	6.210%	1-Month LIBOR	4.500%	3/05/26	B1	231,753
542	HCA, Inc., Term Loan B13	3.549%	1-Month LIBOR	1.750%	3/18/26	BBB–	546,111
723	HCA, Inc., Term Loan B12	3.549%	1-Month LIBOR	1.750%	3/13/25	BBB–	727,416
250	Lifepoint Health, Inc., Term Loan	6.299%	1-Month LIBOR	4.500%	11/16/25	B+	251,710
219	Millennium Laboratories, Inc., Term Loan B, First Lien	8.299%	1-Month LIBOR	6.500%	12/21/20	Caa3	107,922
2,024	Total Health Care Providers & Services						1,924,116

	Health Care Technology – 0.6%

754	Emdeon, Inc., Term Loan	4.299%	1-Month LIBOR	2.500%	3/01/24	B+	758,097
250	Zelis, Term Loan B	6.549%	1-Month LIBOR	4.750%	9/30/26	B	251,694
1,004	Total Health Care Technology						1,009,791

Principal Amount (000)	Description (1)	Coupon (6)	Reference Rate (6)	Spread (6)	Maturity (7)	Ratings (8)	Value

	Hotels, Restaurants & Leisure – 3.1%

$505	24 Hour Fitness Worldwide, Inc., Term Loan B	5.299%	1-Month LIBOR	3.500%	5/30/25	B	$385,445
466	Aramark Corporation, Term Loan	3.549%	1-Month LIBOR	1.750%	3/11/25	BBB–	468,955
1,071	Burger King Corporation, Term Loan B4, (DD1)	3.549%	1-Month LIBOR	1.750%	11/19/26	BB+	1,073,241
83	Caesars Entertainment Operating Company, Inc., Term Loan B	3.799%	1-Month LIBOR	2.000%	10/06/24	BB	83,250
611	Caesars Resort Collection, Term Loan, First Lien	4.549%	1-Month LIBOR	2.750%	12/23/24	BB	612,986
497	Carrols Restaurant Group Inc., Term Loan B	5.050%	1-Month LIBOR	3.250%	4/30/26	B	491,334
426	Hilton Hotels, Term Loan B2	3.542%	1-Month LIBOR	1.750%	6/22/26	BBB–	429,694
496	Marriott Ownership Resorts, Inc., Term Loan B	3.549%	1-Month LIBOR	1.750%	8/29/25	BBB–	499,972
220	PCI Gaming, Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	BB+	221,374
611	Seaworld Parks and Entertainment, Inc., Term Loan B5	4.799%	1-Month LIBOR	3.000%	4/01/24	B+	614,867
484	YUM Brands, Term Loan B	3.495%	1-Month LIBOR	1.750%	4/03/25	BBB–	486,175
5,470	Total Hotels, Restaurants & Leisure						5,367,293

	Household Products – 0.4%

742	Reynolds Group Holdings, Inc., Term Loan, First Lien	4.549%	1-Month LIBOR	2.750%	2/05/23	B+	744,829

	Insurance – 0.2%

349	Asurion LLC, Term Loan B6, (WI/DD)	TBD	TBD	TBD	TBD	Ba3	351,576

	Internet & Direct Marketing Retail – 0.2%

290	Uber Technologies, Inc., Term Loan	5.745%	1-Month LIBOR	4.000%	4/04/25	B1	290,741

	IT Services – 1.1%

334	Gartner, Inc., Term Loan A	3.299%	1-Month LIBOR	1.500%	3/21/22	BB+	335,926
472	Leidos Holdings, Inc., Term Loan B	3.563%	1-Month LIBOR	1.750%	8/22/25	BBB–	475,341
487	Tempo Acquisition LLC, Term Loan B	4.549%	1-Month LIBOR	2.750%	5/01/24	B1	491,259
158	West Corporation, Term Loan B	5.927%	3-Month LIBOR	4.000%	10/10/24	B2	134,076
483	WEX, Inc., Term Loan B3	4.049%	1-Month LIBOR	2.250%	5/15/26	Ba2	486,375
1,934	Total IT Services						1,922,977

	Life Sciences Tools & Services – 0.1%

194	Inventiv Health, Inc., Term Loan B	3.799%	1-Month LIBOR	2.000%	8/01/24	BB	195,257

	Machinery – 0.1%

206	Gates Global LLC, Term Loan B	4.549%	1-Month LIBOR	2.750%	4/01/24	B+	206,785

	Marine – 0.0%

112	Harvey Gulf International Marine, Inc., Exit Term Loan	8.034%	3-Month LIBOR	6.000%	7/02/23	B	85,588

	Media – 3.0%

877	Cequel Communications LLC, Term Loan B	3.990%	1-Month LIBOR	2.250%	1/15/26	BB	879,429
469	Charter Communications Operating Holdings LLC, Term Loan B2	3.550%	1-Month LIBOR	1.750%	2/01/27	BBB–	472,717
204	Cineworld Group PLC, Term Loan B	4.049%	1-Month LIBOR	2.250%	2/28/25	BB–	204,502
497	Clear Channel Communications, Inc., Exit Term Loan	5.691%	1-Month LIBOR	4.000%	5/01/26	BB–	501,857
447	Clear Channel Outdoor Holdings, Inc., Term Loan B	5.299%	1-Month LIBOR	3.500%	8/21/26	B+	450,091
500	Cox Media/Terrier Media, Term Loan, First Lien	6.148%	3-Month LIBOR	4.250%	12/12/26	BB–	505,627
100	CSC Holdings LLC, Refinancing Term Loan	3.990%	1-Month LIBOR	2.250%	7/17/25	BB	100,063
120	Cumulus Media, Inc., Term Loan B	5.549%	1-Month LIBOR	3.750%	3/31/26	B2	121,654
261	Intelsat Jackson Holdings, S.A., Term Loan B	5.682%	6-Month LIBOR	3.750%	11/30/23	B1	261,880
386	Meredith Corporation, Term Loan B1	4.549%	1-Month LIBOR	2.750%	1/31/25	BB	388,451
25	Metro-Goldwyn-Mayer, Inc., Term Loan, First Lien	4.300%	1-Month LIBOR	2.500%	7/03/25	BB	24,967
43	Nexstar Broadcasting, Inc., Term Loan B3	3.941%	1-Month LIBOR	2.250%	1/17/24	BB	43,160
216	Nexstar Broadcasting, Inc., Term Loan B3	4.055%	1-Month LIBOR	2.250%	1/17/24	BB	217,203
491	Sinclair Television Group, Term Loan B2	4.050%	1-Month LIBOR	2.250%	1/03/24	BB+	491,139
352	Springer SBM Two GmbH, Term Loan B16	5.305%	1-Month LIBOR	3.500%	8/14/24	B+	352,992
258	WideOpenWest Finance LLC, Term Loan B	5.030%	1-Month LIBOR	3.250%	8/18/23	B	256,605
5,246	Total Media						5,272,337

	Multiline Retail – 0.1%

246	EG America LLC, Term Loan, First Lien	5.961%	3-Month LIBOR	4.000%	2/07/25	B	245,142

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued)
Portfolio of Investments December 31, 2019

Principal Amount (000)	Description (1)	Coupon (6)	Reference Rate (6)	Spread (6)	Maturity (7)	Ratings (8)	Value

	Oil, Gas & Consumable Fuels – 0.2%

$208	Fieldwood Energy LLC, Exit Term Loan	7.177%	3-Month LIBOR	5.250%	4/11/22	B+	$175,031
267	Fieldwood Energy LLC, Exit Term Loan, second Lien	9.177%	3-Month LIBOR	7.250%	4/11/23	B+	153,766
475	Total Oil, Gas & Consumable Fuels						328,797

	Pharmaceuticals – 0.4%

713	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	4.740%	1-Month LIBOR	3.000%	6/02/25	BB	718,154

	Professional Services – 0.4%

299	On Assignment, Inc., Term Loan B3	3.549%	1-Month LIBOR	1.750%	4/02/25	BBB–	300,457
388	Nielsen Finance LLC, Term Loan B4	3.710%	1-Month LIBOR	2.000%	10/04/23	BBB–	389,901
687	Total Professional Services						690,358

	Road & Rail – 0.2%

398	Avolon LLC, Term Loan B3	3.515%	1-Month LIBOR	1.750%	1/15/25	Baa2	400,631

	Semiconductors & Semiconductor Equipment – 0.4%

144	Microchip Technology, Inc., Term Loan B	3.800%	1-Month LIBOR	2.000%	5/29/25	Baa3	144,756
470	MKS Instruments, Inc., Term Loan B6	3.549%	1-Month LIBOR	1.750%	2/02/26	BB+	472,401
614	Total Semiconductors & Semiconductor Equipment						617,157

	Software – 2.3%

660	Ellucian, Term Loan B, First Lien	5.195%	3-Month LIBOR	3.250%	9/30/22	B	662,086
248	Epicor Software Corporation, Term Loan B	5.050%	1-Month LIBOR	3.250%	6/01/22	B2	249,842
604	Infor (US), Inc., Term Loan B	4.695%	3-Month LIBOR	2.750%	2/01/22	Ba3	607,064
303	McAfee LLC, Term Loan B	5.555%	1-Month LIBOR	3.750%	9/30/24	B	304,948
123	Micro Focus International PLC, New Term Loan	4.299%	1-Month LIBOR	2.500%	6/21/24	BB–	123,719
833	Micro Focus International PLC, Term Loan B	4.299%	1-Month LIBOR	2.500%	6/21/24	BB–	835,504
454	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B3	4.049%	1-Month LIBOR	2.250%	4/16/25	BB+	457,867
315	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B4	4.049%	1-Month LIBOR	2.250%	4/16/25	BB	317,462
450	TIBCO Software, Inc., Term Loan B	5.710%	1-Month LIBOR	4.000%	6/30/26	B1	452,645
3,990	Total Software						4,011,137

	Specialty Retail – 0.3%

131	Petco Animal Supplies, Inc., Term Loan B1	5.177%	3-Month LIBOR	3.250%	1/26/23	B2	112,407
473	Petsmart Inc., Term Loan B, First Lien	5.740%	1-Month LIBOR	4.000%	3/11/22	B	468,655
604	Total Specialty Retail						581,062

	Technology Hardware, Storage & Peripherals – 1.3%

442	BMC Software, Inc., Term Loan B	6.049%	1-Month LIBOR	4.250%	10/02/25	B2	438,323
706	Dell International LLC, Refinancing Term Loan B1	3.800%	1-Month LIBOR	2.000%	9/19/25	BBB–	712,184
249	NCR Corporation, Term Loan B	4.300%	1-Month LIBOR	2.500%	8/28/26	BBB–	252,492
942	Western Digital, Term Loan B	3.452%	1-Month LIBOR	1.750%	4/29/23	Baa2	948,117
2,339	Total Technology Hardware, Storage & Peripherals						2,351,116

	Trading Companies & Distributors – 0.2%

429	Univar, Inc., Term Loan B	4.049%	1-Month LIBOR	2.250%	7/01/24	BB+	431,551

	Wireless Telecommunication Services – 0.4%

729	Sprint Corporation, Term Loan, First Lien	4.313%	1-Month LIBOR	2.500%	2/02/24	Ba2	724,269
$42,633	Total Variable Rate Senior Loan Interests (cost $42,463,039)						42,348,204

Shares	Description (1)			Coupon		Ratings (8)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 5.6% (3.9% of Total Investments)

	Banks – 2.3%

5,000	Citigroup Inc			7.125%		BB+	$141,700
4,625	CoBank ACB, 144A, (2)			6.250%		BBB+	485,625
3,250	CoBank ACB, 144A, (2)			6.125%		BBB+	332,312

Shares	Description (1)	Coupon		Ratings (8)	Value

	Banks (continued)

$10,622	Fifth Third Bancorp	6.625%		Baa3	$304,958
10,662	FNB Corp/PA	7.250%		Ba2	319,433
19,775	Huntington Bancshares Inc	6.250%		Baa3	514,150
7,550	KeyCorp	6.125%		Baa3	215,024
12,600	People’s United Financial Inc	5.625%		BB+	354,816
20,344	Regions Financial Corp	6.375%		BB+	574,108
7,400	SVB Financial Group	5.250%		Baa2	191,290
19,300	US Bancorp	6.500%		A3	533,066
	Total Banks				3,966,482

	Capital Markets – 1.1%

19,400	Charles Schwab Corp	6.000%		BBB	504,400
11,300	Ladenburg Thalmann Financial Services Inc	8.000%		N/R	283,404
17,925	Morgan Stanley	7.125%		BB+	512,834
6,700	Morgan Stanley	6.375%		BB+	188,739
7,796	Stifel Financial Corp	6.250%		BB–	209,245
7,650	Stifel Financial Corp	6.250%		BB–	206,397
	Total Capital Markets				1,905,019

	Consumer Finance – 0.2%

2,300	Capital One Financial Corp	5.000%		Baa3	57,707
11,748	Synchrony Financial	5.625%		BB–	300,162
	Total Consumer Finance				357,869

	Electric Utilities – 0.2%

11,000	Duke Energy Corp	5.750%		BBB	304,810

	Food Products – 0.4%

8,257	CHS Inc	7.875%		N/R	224,921
7,632	CHS Inc	7.100%		N/R	207,896
11,205	CHS Inc	6.750%		N/R	299,173
	Total Food Products				731,990

	Insurance – 1.0%

28,800	Athene Holding Ltd	6.350%		BBB–	813,600
13,500	Enstar Group Ltd	7.000%		BB+	376,920
10,175	National General Holdings Corp	7.500%		N/R	255,901
13,882	PartnerRe Ltd	7.250%		BBB	373,981
	Total Insurance				1,820,402

	Thrifts & Mortgage Finance – 0.4%

19,800	Federal Agricultural Mortgage Corp	5.700%		N/R	534,600
6,700	New York Community Bancorp Inc	6.375%		Ba2	187,332
	Total Thrifts & Mortgage Finance				721,932
	Total $25 Par (or similar) Retail Preferred (cost $9,201,156)				9,808,504

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (8)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 5.3% (3.6% of Total Investments)

	Automobiles – 0.1%

$215	General Motors Financial Co Inc	6.500%	N/A (9)	BB+	$224,621

	Banks – 3.5%

425	Bank of America Corp	6.500%	N/A (9)	BBB–	482,375
70	Bank of America Corp	6.300%	N/A (9)	BBB–	80,850
475	CIT Group Inc	5.800%	N/A (9)	Ba3	488,062
600	Citigroup Inc	6.250%	N/A (9)	BB+	681,780
275	Citizens Financial Group Inc	5.500%	N/A (9)	BB+	276,719
50	CoBank ACB	6.250%	N/A (9)	BBB+	55,000
200	Huntington Bancshares Inc	5.700%	N/A (9)	Baa3	207,500
200	JPMorgan Chase & Co	6.100%	N/A (9)	Baa2	218,260

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued)
Portfolio of Investments December 31, 2019

Principal Amount (000)	Description (1)		Coupon	Maturity	Ratings (8)	Value

	Banks (continued)

$500	JPMorgan Chase & Co		6.750%	N/A (9)	Baa2	$564,625
54	JPMorgan Chase & Co, (3-Month LIBOR reference rate + 3.470% spread), (10)		5.406%	N/A (9)	Baa2	54,486
600	M&T Bank Corp		6.450%	N/A (9)	Baa2	666,330
700	PNC Financial Services Group Inc		6.750%	N/A (9)	Baa2	743,470
450	Truist Financial Corp, (3-Month LIBOR reference rate + 3.860% spread), (10)		5.754%	N/A (9)	BBB–	451,350
500	Wells Fargo & Co		5.875%	N/A (9)	Baa2	556,250
500	Zions Bancorp NA		7.200%	N/A (9)	BB+	551,250
5,599	Total Banks					6,078,307

	Capital Markets – 0.2%

275	Goldman Sachs Group Inc		5.300%	N/A (9)	Ba1	295,625
125	Morgan Stanley		5.550%	N/A (9)	BB+	127,480
400	Total Capital Markets					423,105

	Consumer Finance – 0.5%

540	Capital One Financial Corp		5.550%	N/A (9)	Baa3	548,030
275	Discover Financial Services		5.500%	N/A (9)	Ba2	289,575
815	Total Consumer Finance					837,605

	Diversified Financial Services – 0.2%

325	Voya Financial Inc		6.125%	N/A (9)	BBB–	349,375

	Food Products – 0.3%

575	Land O’ Lakes Inc, 144A		8.000%	N/A (9)	BB	580,750

	Industrial Conglomerates – 0.3%

440	General Electric Co, (3)		5.000%	N/A (9)	BBB–	430,963

	Insurance – 0.2%

250	Progressive Corp		5.375%	N/A (9)	BBB+	262,740
$8,619	Total $1,000 Par (or similar) Institutional Preferred (cost $8,720,392)					9,187,466

Shares	Description (1)		Coupon		Ratings (8)	Value

	CONVERTIBLE PREFERRED SECURITIES – 2.9% (2.0% of Total Investments)

	Banks – 0.3%

225	Bank of America Corp		7.250%		BBB–	$326,025
170	Wells Fargo & Co		7.500%		Baa2	246,500
	Total Banks					572,525

	Health Care Technology – 0.6%

17,650	Change Healthcare Inc		6.000%		N/R	1,058,823

	Multi-Utilities – 1.8%

62,420	CenterPoint Energy Inc		7.000%		N/R	3,042,351

	Semiconductors & Semiconductor Equipment – 0.2%

250	Broadcom Inc		8.000%		N/R	294,493
	Total Convertible Preferred Securities (cost $4,874,008)					4,968,192

Shares	Description (1)	Coupon	Issue Price	Cap Price	Maturity	Value

	STRUCTURED NOTES – 1.5% (1.1% of Total of Investments)

5,400	Merrill Lynch International & Co. C.V., Mandatory Exchangeable Note, Linked to Common Stock of Broadcom Inc. (Cap 115.50% of Issue Price), 144A	10.000%	$280.9170	$324.4591	2/25/20	$1,691,004
15,700	Merrill Lynch International & Co. C.V., Mandatory Exchangeable Note, Linked to Common Stock of Broadcom Inc. (Cap 116.71% of Issue Price), 144A	10.000%	55.7410	65.0550	5/20/20	925,742
	Total Structured Notes (cost $2,392,086)					2,616,746

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (8)	Value

	CORPORATE BONDS – 0.1% (0.0% of Total Investments)

	Media – 0.1%

$106	iHeartCommunications Inc	8.375%	5/01/27	B–	$117,169
133	iHeartCommunications Inc, (5), (11)	9.000%	12/15/49	N/R	—
$239	Total Corporate Bonds (cost $111,161)				117,169

Shares	Description (1)				Value

	COMMON STOCK RIGHTS – 0.0% (0.0% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.0%

388	Fieldwood Energy LLC, (2), (4)				$7,049
1,923	Fieldwood Energy LLC, (2), (4)				34,935
	Total Common Stock Rights (cost $54,874)				41,984

Shares	Description (1)				Value

	WARRANTS – 0.0% (0.% of Total Investments)

	Industrials – 0.0%

1,176	HGIM, (2), (4)				$11,466
	Total Warrants (cost $47,040)				11,466
	Total Long-Term Investments (cost $215,187,417)				247,565,739

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 2.8% (1.9% of Total Investments)

	REPURCHASE AGREEMENTS – 1.6% (1.1% of Total Investments)

2,763	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/19, repurchase price $2,763,075, collateralized by $2,535,000 U.S. Treasury Bonds, 2.875%, due 8/15/45, value $2,821,224	0.650%	1/02/20		$2,762,975

	INVESTMENT COMPANIES – 1.2% (0.8% of Total Investments)

2,148,488	BlackRock Liquidity Funds T-Fund Portfolio, (12)	1.522% (13)	N/A		2,148,488
	Total Short-Term Investments (cost $4,911,463)				4,911,463
	Total Investments (cost $220,098,880) – 144.4%				252,477,202
	Borrowings – (43.4)% (15), (16)				(75,900,000)
	Other Assets Less Liabilities – (1.0)% (17)				(1,677,014)
	Net Assets Applicable to Common Shares – 100%				$174,900,188

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (18)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$41,800,000	Receive	1-Month LIBOR	1.969%	Monthly	6/01/18	7/01/25	7/01/27	$(1,215,104)	$(1,215,104)

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued)
Portfolio of Investments December 31, 2019

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(3)

Investment, or portion of investment, is hypothecated as described in Notes to Financial Statements, Note 8 – Borrowing Arrangements, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $57,462,247.

(4)	Non-Income producing; issuer has not declared a dividend within the past twelve months.

(5)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(6)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(7)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(8)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(9)	Perpetual security. Maturity date is not applicable.

(10)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(11)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(12)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(13)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(14)	Investment, or portion of investment, has been pledged to collateralized the net payment obligations for investments in derivatives.

(15)	Borrowings as a percentage of Total Investments is 30.1%.

(16)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $184,520,963 have been pledged as collateral for borrowings.

(17)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(18)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not applicable

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

December 31, 2019

Assets
Long-term investments, at value (cost $215,187,417)	$247,565,739
Short-term investments, at value (cost approximates value)	4,911,463
Receivable for:
Dividends	355,904
Interest	225,984
Investments sold	483,648
Reclaims	216,864
Other assets	58,570
Total assets	253,818,172
Liabilities
Borrowings	75,900,000
Cash overdraft	74,815
Unrealized depreciation on interest rate swaps	1,215,104
Payable for:
Investments purchased - regular settlement	20,360
Investments purchased - when-issued/delayed-delivery settlement	1,219,505
Accrued expenses:
Management fees	178,418
Interest on borrowings	151,312
Trustees fees	58,823
Other	99,647
Total liabilities	78,917,984
Net assets applicable to common shares	$174,900,188
Common shares outstanding	13,850,897
Net asset value (“NAV”) per common share outstanding	$12.63
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$138,509
Paid-in surplus	146,842,247
Total distributable earnings	27,919,432
Net assets applicable to common shares	$174,900,188
Authorized shares:
Common	Unlimited
Preferred	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends	$7,798,690
Interest	2,850,836
Other	29,486
Foreign tax withheld on dividend income	(475,113)
Total investment income	10,203,899
Expenses
Management fees	2,040,088
Interest expense on borrowings	2,114,487
Custodian fees	115,754
Trustees fees	6,492
Professional fees	44,147
Shareholder reporting expenses	29,125
Shareholder servicing agent fees	386
Stock exchange listing fees	6,862
Investor relations expense	17,363
Other	15,465
Total expenses	4,390,169
Net investment income (loss)	5,813,730
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(1,638,543)
Swaps	158,709
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	36,947,087
Swaps	(2,225,456)
Net realized and unrealized gain (loss)	33,241,797
Net increase (decrease) in net assets applicable to common shares from operations	$39,055,527

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Year Ended 12/31/19	Year Ended 12/31/18
Operations
Net investment income (loss)	$5,813,730	$5,990,310
Net realized gain (loss) from:
Investments and foreign currency	(1,638,543)	30,679
Swaps	158,709	41,061
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	36,947,087	(39,319,546)
Swaps	(2,225,456)	489,867
Net increase (decrease) in net assets applicable to common shares from operations	39,055,527	(32,767,629)
Distributions to Common Shareholders
Dividends	(6,368,787)	(5,807,071)
Return of capital	(6,928,074)	(9,145,620)
Decrease in net assets applicable to common shares from distributions to common shareholders	(13,296,861)	(14,952,691)
Capital Share Transactions
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	—	102,941
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	102,941
Net increase (decrease) in net assets applicable to common shares	25,758,666	(47,617,379)
Net assets applicable to common shares at the beginning of period	149,141,522	196,758,901
Net assets applicable to common shares at the end of period	$174,900,188	$149,141,522

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended December 31, 2019

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$39,055,527
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(85,516,316)
Proceeds from sales and maturities of investments	92,047,037
Proceeds from (Purchases of) short-term investments, net	(3,661,650)
Proceeds from (Payments for) closed foreign currency spot contracts	6,564
Proceeds from litigation settlement	3,977
Amortization (Accretion) of premiums and discounts, net	8,815
(Increase) Decrease in:
Receivable for dividends	135,917
Receivable for interest	(18,969)
Receivable for investments sold	(406,043)
Receivable for reclaims	39,921
Other assets	3,155
Increase (Decrease) in:
Payable for investments purchased - when-issued/delayed-delivery settlement	1,095,125
Payable for investments purchased - regular settlement	20,360
Accrued interest on borrowings	126,103
Accrued management fees	7,151
Accrued Trustees fees	2,884
Accrued other expenses	(1,332)
Net realized (gain) loss from investments and foreign currency	1,638,543
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(36,947,087)
Swaps	2,225,456
Net cash provided by (used in) operating activities	9,865,138
Cash Flows from Financing Activities:
Proceeds for borrowings	3,400,000
Increase (Decrease) in cash overdraft	31,723
Cash distributions paid to common shareholders	(13,296,861)
Net cash provided by (used in) financing activities	(9,865,138)
Net Increase (Decrease) in Cash	—
Cash at the beginning of period	—
Cash at the end of period	$—

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$1,988,384

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repurchased and Retired	Ending NAV	Ending Share Price
Year Ended 12/31:
2019	$10.77	$0.42	$2.40	$2.82	$(0.46)	$—	$(0.50)	$(0.96)	$—	$12.63	$12.07
2018	14.21	0.43	(2.79)	(2.36)	(0.42)	—	(0.66)	(1.08)	—	10.77	10.15
2017	12.72	0.50	1.98	2.48	(0.99)	—	—	(0.99)	—	14.21	13.95
2016	13.10	0.47	0.16	0.63	(0.65)	—	(0.36)	(1.01)	—	12.72	11.32
2015	14.39	0.47	(0.67)	(0.20)	(1.09)	—	—	(1.09)	—	13.10	11.67

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2019	$75,900	$3,304
2018	72,500	3,057
2017	83,800	3,348
2016	76,800	3,293
2015	82,400	3,201

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

26.86%	29.05%	$174,900	2.66%	3.52%	37%
(17.49)	(20.58)	149,142	2.67	3.21	28
19.96	32.80	196,759	2.13	3.64	37
5.10	5.85	176,103	1.93	3.69	42
(1.49)	(4.17)	181,354	1.87	3.34	49

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 9 – Borrowing Arrangements).
	•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings, as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2019	1.28%
2018	1.27
2017	0.77
2016	0.53
2015	0.47

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information

Fund Information

Nuveen Tax-Advantaged Total Return Strategy Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified closed-end management investment company. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JTA.” The Fund was organized as a Massachusetts business trust on October 1, 2003.

The end of the reporting period for the Fund is December 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2019 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”) and Symphony Asset Management LLC (“Symphony”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”), each an affiliate of Nuveen. NWQ manages the portion of the Fund’s investment portfolio allocated to dividend-paying common and preferred stocks, including American Depositary Receipts (“ADRs”) and the Fund’s options strategy. Symphony manages the portion of the Fund’s investment portfolio allocated to senior loans and other debt instruments. The Adviser is responsible for managing the Fund’s investments in swap contracts.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on NAV, the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

Foreign Currency Transactions and Translation

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at each prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of Net realized gain (loss) from investments and foreign currency on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Germany	$24,227,711	9.6%
Japan	20,458,963	8.1
United Kingdom	16,500,615	6.5
France	11,662,292	4.6
South Korea	7,212,815	2.9
Bermuda	5,567,832	2.2
Spain	5,425,990	2.2
Netherlands	4,407,200	1.7
Other	16,149,708	6.4
Total non-U.S. securities	$111,613,126	44.2%

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as a component of “Interest Income” on the Statement of Operations.

Notes to Financial Statements (continued)

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Fund and it did not have a material impact on Fund’s financial statements.

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Fund’s financial statements

3. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

The Fund’s investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain ADRs held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments in investment companies are valued at their respective NAV’s on the valuation date and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks**	$105,969,270	$72,483,467	$13,271		$178,466,008
Variable Rate Senior Loan Interests	—	42,348,204	—		42,348,204
$25 Par (or similar) Retail Preferred**	8,990,567	817,937	—		9,808,504
$1,000 Par (or similar) Institutional Preferred	—	9,187,466	—		9,187,466
Convertible Preferred Securities	4,968,192	—	—		4,968,192
Structured Notes	—	2,616,746	—		2,616,746
Corporate Bonds	—	117,169	—	***	117,169
Common Stock Rights**	—	41,984	—		41,984
Warrants**	—	11,466	—		11,466

Short-Term Investments:
Repurchase Agreements	—	2,762,975	—		2,762,975
Investment Companies	2,148,488	—	—		2,148,488

Investments in Derivatives:
Interest Rate Swaps****	—	(1,215,104)	—		(1,215,104)
Total	$122,076,517	$129,172,310	$13,271		$251,262,098
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3, where applicable.
***	Value equals zero as of the end of the reporting period.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

Notes to Financial Statements (continued)

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$2,762,975	$(2,762,975)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period, aggregated $85,516,316 and $92,047,037, respectively.

The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$41,800,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(1,215,104)
**

Some swap contracts require a counterparty to pay or receive a premium, which is disclosed in the Statement of Assets and Liabilities, when applicable, and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swap Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan Chase Bank, N.A.	$—	$(1,215,104)	$(1,215,104)	$—	$1,215,104	$—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

Notes to Financial Statements (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$158,709	$(2,225,456)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Share Transactions

Transactions in common shares during the Fund’s current and prior fiscal period were as follows:

	Year Ended 12/31/19	Year Ended 12/31/18
Common shares:
Issued to shareholders due to reinvestment of distributions	—	7,751

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2019.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$220,477,717
Gross unrealized:
Appreciation	$39,455,520
Depreciation	(8,671,139)
Net unrealized appreciation (depreciation) of investments	$30,784,381

Permanent differences, primarily due to foreign currency transactions, investments in passive foreign investment companies, treatment of notional principal contracts, real estate investment trust adjustments, complex securities character adjustments, and bond premium amortization adjustments, resulted in reclassification among the Fund’s components of net assets as of December 31, 2019, the Fund’s tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2019, the Fund’s tax year end, were as follows:
Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—
The tax character of distributions paid during the Fund’s tax years ended December 31, 2019 and December 31, 2018 was designated for purposes of the dividends paid deduction as follows:
2019
Distributions from net ordinary income¹	$6,368,787
Distributions from net long-term capital gains	—
Return of capital	6,928,074

2018
Distributions from net ordinary income[1]	$5,807,071
Distributions from net long-term capital gains	—
Return of capital	9,145,620

[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of December 31, 2019, the Fund’s tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
Not subject to expiration:
Short-term	$1,547,987
Long-term	1,322,683
Total	$2,870,670

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the fund’s use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets”. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of December 31, 2019, the complex-level fee for the Fund was 0.1562%.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had no such unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

9. Borrowing Arrangements

Borrowings

The Fund has entered into a borrowing arrangement as a means of leverage.

As of the end of the reporting period, the Fund has a $93,500,000 (maximum commitment amount) committed financing agreement (“Borrowings”). As of the end of the reporting period, the outstanding balance on these Borrowings was $75,900,000.

Interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.65% per annum on the amount borrowed. The Fund is typically charged an undrawn fee of 0.50% per annum if the undrawn portion of the Borrowings on that day is more than 20% of the maximum commitment amount however these fees were waived in 2019. During the current fiscal period, the average daily balance outstanding (which was for the entire reporting period) and average annual interest rate on these Borrowings was $72,546,575 and 2.87%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities specifically identified in the Fund’s portfolio of investments (“Pledged Collateral”).

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the drawn amount and undrawn balance, as well as the amendment fee are each recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Rehypothecation

The Fund has entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Fund’s to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Fund’s total assets. The Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.

The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that the prime brokerage lender fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Fund will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, the Fund had Hypothecated Securities totalling $57,462,247. During the current fiscal period, the Fund earned Rehypothecation Fees of $29,486, which is recognized as “Other income” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, the Fund did not enter into any inter-fund loan activity.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Distribution Information

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

% DRD	51.2%
% QDI	100.0%

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short-term capital gain dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended December 31, 2019:

% of Interest-Related Dividends	8.0%

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JTA
Common shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Blended Benchmark: A blended return comprised of: 1) 72% of the return of the MSCI World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. 2) 8% of the return of the BofAML DRD (dividends received deduction) Eligible Preferred Securities Index, which consists of investment-grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity, and 3) 20% of the return of the Credit Suisse Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Collateralized Loan Obligation (CLO): A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	2008 Class II		157

∎ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		157

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		157

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		157

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		157

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		157

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe, Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		157

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		157

∎ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class II		157

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007

∎ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016

∎ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003

∎ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015

∎ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002

∎ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019

∎ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007

∎ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019

∎ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President	2018

∎ MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director (from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.
1967 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008

∎ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisers, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019

∎ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2019); Vice President (since 2010) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President Secretary	1988

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)

Effective July 1, 2017, Mr. Young was appointed as a Board Member of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund (JDD) and Nuveen Real Estate Income Fund (JRS). Effective February 27, 2020, Mr. Young was appointed as a Board Member of JDD and JRS.

(3)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-C-1219D 1077285-INV-Y-02/21

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2019	$31,190	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2018	$31,190	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2019	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2018	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2019	$0	$0	$0	$0
December 31, 2018	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale and Carole E. Stone, Chair.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Symphony Asset Management LLC (“Symphony”) and NWQ Investment Management Company, LLC (“NWQ”), as Sub-Advisers to provide discretionary investment advisory services with respect to the registrant’s investments in senior loans and other debt instruments and equity investments, respectively (Symphony and NWQ are also collectively referred to as “Sub-Advisers”). As part of these services, the Adviser has delegated to the Sub-Advisers the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with each Sub-Adviser’s policies and procedures. The Adviser periodically monitors each Sub-Adviser’s voting to ensure that it is carrying out its duties. NWQ’s voting policies and procedures are attached to this filing as an exhibit. Symphony’s proxy voting policies and procedures are summarized as follows:

SYMPHONY

Symphony has adopted and implemented proxy voting guidelines to ensure that proxies are voted in the best interest of its Clients. These are merely guidelines and specific situations may call for a vote which does not follow the guidelines. In determining how to vote proxies, Symphony will follow the Proxy Voting Guidelines of the independent third party which Symphony has retained to provide proxy voting services (“Symphony’s Proxy Guidelines”).

Symphony has created a Proxy Voting Committee to periodically review Symphony’s Proxy Guidelines, address conflicts of interest, specific situations and any portfolio manager’s decision to deviate from Symphony’s Proxy Guideline, (including the third party’s guidelines). Under certain circumstances, Symphony may vote one way for some Clients and another way for other Clients. For example, votes for a Client who provides specific voting instructions may differ from votes for Clients who do not provide proxy voting instructions. However, when Symphony has discretion, proxies will generally be voted the same way for all Clients. In addition, conflicts of interest in voting proxies may arise between Clients, between Symphony and its employees, or a lending or other material relationship. As a general rule, conflicts will be resolved by Symphony voting in accordance with Symphony’s Proxy Guidelines when:

•

Symphony manages the account of a corporation or a pension fund sponsored by a corporation in which Clients of Symphony also own stock. Symphony will vote the proxy for its other Clients in accordance with Symphony’s Proxy Guidelines and will follow any directions from the corporation or the pension plan, if different than Symphony’s Proxy Guidelines;

•	An employee or a member of his/her immediate family is on the Board of Directors or a member of senior management of the company that is the issuer of securities held in Client’s account;

•	Symphony has a borrowing or other material relationship with a corporation whose securities are the subject of the proxy.

Proxies will always be voted in the best interest of Symphony’s Clients. Those situations that do not fit within the general rules for the resolution of conflicts of interest will be reviewed by the Proxy Voting Committee. The Proxy Voting Committee, after consulting with senior management, if appropriate, will determine how the proxy should be voted. For example, when a portfolio manager decides not to follow Symphony’s Proxy Guidelines, the Proxy Voting Committee will review a portfolio manager’s recommendation and determine how to vote the proxy. Decisions by the Proxy Voting Committee will be documented and kept with records related to the voting of proxies. A summary of specific votes will be retained in accordance with Symphony’s Books and Records Requirements which are set forth Symphony’s Compliance Manual and Code of Ethics.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Symphony Asset Management LLC (“Symphony”) and NWQ Investment Management Company, LLC (“NWQ”), as Sub-Advisers to provide discretionary investment advisory services with respect to the registrant’s investments in senior loans and other debt instruments and equity investments, respectively (Symphony and NWQ are also collectively referred to as “Sub-Advisers”). The following section provides information on the portfolio managers at each Sub-Adviser:

Symphony

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Scott Caraher, Co-Portfolio Manager of the Fund, is a member of Symphony’s fixed-income team and his responsibilities include portfolio management and trading for Symphony’s bank loan strategies and research for its fixed-income strategies. Prior to joining Symphony in 2002, Mr. Caraher was an Investment Banking Analyst in the industrial group at Deutsche Banc Alex Brown in New York.

Jenny Rhee, Co-Portfolio Manager of the Fund, joined Symphony in 2001. Her responsibilities include portfolio management for Symphony’s long-short credit strategy, credit trading, and research. Previously, Ms. Rhee was a Senior Vice President and Portfolio Manager at Basso Capital Management in London where she helped launch their European credit platform.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED

Other Accounts Managed by Symphony PM
As of 12/31/19

	Scott Caraher	Jenny Rhee
(a) RICs
Number of accts	11	9
Assets	$7 billion	$6.2 billion

(b) Other pooled accts
Non-performance fee accts
Number of accts	5	1
Assets	$940.9 million	$103.7 million
Performance fee accts
Number of accts	1	1
Assets	$345 thousand	826.6 million

(c) Other
Non-performance fee accts
Number of accts	5	8
Assets	$1.3 billion	$8.6 million
Performance fee accts
Number of accts	0	0
Assets	$0	$0

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described below, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the sub-adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the sub-adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Item 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio managers compensation is as follows:

Symphony investment professionals receive compensation based on three elements: fixed-base salary, participation in a bonus pool and certain long-term incentives.

The fixed-base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.

The portfolio manager is also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses.

Bonus compensation for each individual is based on a variety of factors, including the performance of Symphony, the Fund, the team and the individual. Fund performance is assessed on a pre-tax total return risk-adjusted basis, and generally measured relative to the Fund’s primary benchmark and/or industry peer group for one, three or five year periods as applicable. Finally, certain key employees of Symphony, including the portfolio managers, have received profits interests in Symphony which entitle their holders to participate in the firm’s growth over time.

Item 8(a)(4).	OWNERSHIP OF JTA SECURITIES AS OF DECEMBER 31, 2019

Name of Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Scott Caraher	X
Jenny Rhee	X

NWQ

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Thomas J. Ray, CFA, Managing Director, Co-Head of Fixed Income, Portfolio Manager/Analyst

Prior to joining NWQ in 2015, Tom was a Private Investor. Prior to that, he served as Chief Investment Officer, President and founding member of Inflective Asset Management; a boutique investment firm specializing in convertible securities. Prior to founding Inflective, Tom also served as portfolio manager at Transamerica Investment Management. Tom graduated from University of Wisconsin with a B.B.A in Finance, Investment & Banking and an M.S. in Finance. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

Susi Budiman, CFA, Managing Director and Co-Head of Fixed Income, Portfolio Manager/Analyst

Prior to joining NWQ in 2006, Susi was Portfolio Manager for China Life Insurance Company, Ltd. in Taiwan where she managed multi-sector and multi-currency fixed income portfolios with responsibility for over $1.8 billion in assets under management. Prior to that, she was a currency exchange sales associate at Fleet National Bank in Singapore covering Asian, Euro and other major currencies.

Susi earned her B. Comm. in Finance from the University of British Columbia and received her M.B.A. in Finance at the Marshall School of Business at the University of Southern California. She earned her Chartered Financial Analyst designation from the CFA Institute in 2006 and is a member of the Los Angeles Society of Financial Analysts. She also earned her Financial Risk Manager designation in 2003.

James T. Stephenson, CFA, Managing Director, Portfolio Manager, and Equity Analyst

Prior to joining NWQ in 2006, Jim spent seven years at Bel Air Investment Advisors, LLC, formerly a State Street Global Advisors Company, where he was a Managing Director and Partner. Most recently, Jim was Chairman of the firm’s Equity Policy Committee and the Portfolio Manager for Bel Air’s Large Cap Core and Select strategies. Previous to this, he spent five years as an Analyst and Portfolio Manager at ARCO Investment Management Company. Prior to that, he was an Equity Analyst at Trust Company of the West. Jim received his B.B.A. and M.S. in Business from the University of Wisconsin-Madison, where he participated in the Applied Security Analysis Program. In addition, he earned the designation of Chartered Financial Analyst in 1993 and is a member of the CFA Institute and the Los Angeles Society of Financial Analysts.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED as of 12/31/19

	Thomas J. Ray		Susi Budiman		James T. Stephenson
(a) RICs
Number of accts	6		3		5
Assets	$2.8 billion		$2.3 billion		$1.4 billion

(b) Other pooled accts
Non-performance fee accts
Number of accts	3		3		1
Assets	$1.6 billion		$1.6 billion		$99.2 million
Performance fee accts (pooled)
Number of accts	0		0		0
(c) Other
Non-performance fee accts
Number of accts	1182		1179	**	478	**
Assets	$921 million	*	$871 million	**	$779 million**
Performance fee accts
Number of accts	0		0		0
Assets ($000s)	0		0		0

* includes approximately $150 million in model-based assets as of 12/31/19.

**includes approximately $404 million in model-based assets as of 12/31/19.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:

•

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of the portfolio manager by utilizing investment models for the management of most investment strategies.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating limited opportunities across multiple accounts.

•

With respect to many of its clients’ accounts, NWQ determines which broker to utilize when placing orders for execution, consistent with its duty to seek to obtain best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate transactions for certain accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of other accounts. NWQ seeks to minimize market impact by using its discretion in releasing orders in a manner which seeks to cause the least possible impact while keeping within the approximate price range of the discretionary block trade.

•

Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which the portfolio manager has day-to-day management responsibilities. NWQ periodically performs a comparative analysis of the performance between accounts with performance fees and those without performance fees.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio managers compensation is as follows:

NWQ Investment Management Company, LLC (“NWQ”)’s philosophy is to provide performance-based and market-competitive compensation, while mitigating inappropriate or excessive risk taking. There are three primary components of compensation: (1) base and benefits, (2) annual cash award, and (3) equity-like performance-based plans.

Base pay is determined based upon an analysis of the employee’s general performance, experience, and market levels of base pay for such positions. Base salary and annual variable compensation targets are reviewed annually, while other benefit plans are periodically reviewed to ensure competitiveness.

The variable compensation is an annual cash award that can be a multiple of the base salary. NWQ’s annual variable compensation program includes both subjective and objective criteria with emphasis placed on sustained, long-term performance. The subjective portion of the incentive compensation is based on a qualitative evaluation made by each investment professional’s supervisor taking into consideration a number of factors, including the investment professional’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with NWQ’s policies and procedures.

Senior employees participate in equity-like profits interest plans, which provide a meaningful opportunity to participate in the long-term success of the business. These profits interests vest over time and entitle participants to a percentage of NWQ’s annual profitability, enabling employees to participate in the growth of the overall value of NWQ. These awards allow participants to benefit directly from the financial performance and growth of NWQ over time and ensure that they have a strong alignment of interests with the firm’s clients over the long term. The profits interests are designed to provide senior personnel with strong incentives to remain with the firm and participate in its success and include non-compete and non-solicitation terms. Additional details regarding the program are proprietary.

Item 8(a)(4).	OWNERSHIP OF JTA SECURITIES AS OF DECEMBER 31, 2019

Name of Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Thomas J. Ray	X
Susi Budiman	X
James T. Stephenson			X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Total Return Strategy Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: March 6, 2020

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: March 6, 2020